Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY OF 2002


In connection with the Quarterly Report of Metal Mines, Inc. on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbannes-Oxley Act of 2002, that to the best of his knowledge:


1. The Report fully complies with the requirements of Section 13 (a) or 15(d)of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



November 7, 2003                   /S/ Thomas H. Burke
                                   ----------------------------------
                                   Thomas H. Burke
                                   Chairman and CEO